Exhibit 10

SECOND AMENDMENT

TO THE CREDIT AGREEMENT

THIS SECOND AMENDMENT, dated as of September 19, 2011 (this “Amendment”), to the Credit Agreement, dated as of June 17, 2011 (as previously amended, the “Credit Agreement”), and entered into by, among others, SemGroup Corporation, as the Borrower (the “Borrower”), certain subsidiaries of the Borrower, as Guarantors, the lenders party thereto (the “Lenders”) and The Royal Bank of Scotland plc, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, SemStream, L.P. (“SemStream”) desires to contribute, sell, assign, convey, transfer and deliver (“Sell”) substantially all of its assets, but excluding any equity interests or assets of SemStream Arizona Propane, L.L.C., to NGL Supply Terminal Company, LLC for cash and common limited partnership interests in NGL Energy Partners LP (such limited partnership interests the “NGL Units” and such transaction, the “SemStream Transaction”) and SemStream intends to acquire 7.5% of the common limited liability company interests in NGL Energy Holdings, LLC (the “NGL GP Units”);

WHEREAS the Loan Parties have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement in order to permit (i) SemStream to Sell substantially all of its assets, but excluding any equity interests or assets of SemStream Arizona Propane, L.L.C., and receive cash proceeds and the NGL Units on the terms set forth herein, and (ii) SemStream to acquire the NGL GP Units; and

WHEREAS, subject to certain conditions, the Required Lenders are willing to agree to such amendment relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments

(a) Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (h) of the definition of “Collateral and Guarantee Requirement” up through the colon at the end of such clause as follows:

“(h) the Collateral Agent shall receive the following documents and instruments set forth in clauses (i) through (iv) below (1) from the applicable Loan Parties, within sixty (60) days following the Closing Date (which period may be extended by up to thirty (30) days in the sole discretion of the Administrative Agent), with respect to any Closing Date Real Property (other than any Closing Date Real Property owned by SemStream or the Cushing Tank Farm Property), (2) from SemStream, prior to the earlier of (x) ten (10) Business Days after SemStream abandons or terminates the SemStream Transaction and (y) January 15, 2012, with respect to any Closing Date Real Property owned by SemStream, (3) from SemCrude, L.P., prior to the earlier of (x) ten (10) Business Days after the board of directors of the Borrower determines to terminate or abandon the initial public offering of the MLP Entity and (y) December 31, 2011, with respect to the Cushing Tank Farm Property (provided that in respect of clauses (2) and (3), if a Default has occurred, the documents and instruments set forth in clauses (i) through (iv) below shall be delivered within three (3) Business Days of the date of such Default) and (4) in the case of (x) Material Real Property acquired after the Closing Date or (y) Real Property that becomes Material Real Property after the Closing Date and is required to be subject to a Mortgage pursuant to Section 5.10(a) or Section 5.10(b) (clauses (x) and (y) of this clause (4), collectively, the “Additional Real Property”), in each case prior to the date required pursuant to Section 5.10(b)”

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Contribution Agreement” shall mean the contribution agreement to be entered into in connection with the SemStream Transaction.

“Cushing Tank Farm Property” shall mean the Real Properties owned by SemCrude, L.P. located in Payne County, Oklahoma and identified as “Cushing Tank Farm” on Schedule 3.17.

“NGL Common Units” shall have the meaning assigned to such term in the Contribution Agreement.

“NGL GP Units” shall mean the common limited liability company interests in NGL Energy Holdings, LLC.

“NGL Units” shall mean the common limited partnership interests in NGL Energy Partners LP.

“Second Amendment” shall mean that certain Second Amendment to the Credit Agreement, dated as of September 19, 2011, among the Borrower, the Administrative Agent and the Required Lenders and the Guarantors listed on the signature pages thereto.

“Second Amendment Effective Date” shall mean the date of satisfaction of the conditions referred to in Section 2 of the Second Amendment.

“SemStream” shall mean SemStream L.P., a Delaware limited partnership.

“SemStream Transaction” shall mean the contribution, sale, assignment, conveyance, transfer and delivery by SemStream to NGL Supply Terminal Company, LLC, for cash and NGL Units, of substantially all of its assets, which transactions shall exclude any equity interests or assets of SemStream Arizona Propane, L.L.C and certain other retained assets.

“Variable Units” shall have the meaning assigned to such term in the Contribution Agreement.

(c) Section 2.11 of the Credit Agreement is hereby amended by adding a new clause (h) therein as follows:

“(h) The Borrower shall apply 100% of the net cash proceeds received by it or any of its Subsidiaries from the SemStream Transaction upon and in any event within three (3) Business Days of receipt thereof to repay the Term Borrowings and Revolving Facility Borrowings in accordance with the order and the other terms set forth in Section 2.10(e)(x) hereof.”

(d) Section 6.04 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (o) therein and adding new clauses (q) and (r) as follows:

“(q) the NGL Units received in connection with the SemStream Transaction; provided that such NGL Units are received by a Loan Party and such Loan Party pledges all such NGL Units to the Collateral Agent pursuant to, and subject to the terms of, the Security Documents (it being acknowledged that in the event of a foreclosure in respect of such pledge the transferee of such units will be subject to the terms of the limited partnership agreement of NGL Energy Partners LP); and

(r) the NGL GP Units; provided that such NGL GP Units are received by a Loan Party and such Loan Party pledges all such NGL GP Units to the Collateral Agent pursuant to, and subject to the terms of, the Security Documents (it being acknowledged that in the event of a foreclosure in respect of such pledge the transferee of such units will be subject to the terms of the limited liability company agreement of NGL Energy Holdings, LLC).”

(e) Section 6.05 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (i) therein, adding “; and” at the end of clause (j) therein and adding a new clause (k) as follows:

“(k) the SemStream Transaction; provided that SemStream (or any applicable Loan Party) (i) receives not less than 8.75 million NGL Common Units plus not less than 138,281 Variable Units pursuant to the Contribution Agreement and (ii) applies 100% of net cash proceeds therefrom to repay the Loans in accordance with Section 2.11(h), provided that any such repayment pursuant to clause (ii) shall be in an amount of not less than U.S.$50.0 million.”

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date on which each of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

(a) the Administrative Agent shall have received this Amendment, duly executed by each of the Borrower, the Guarantors and the Required Lenders;

(b) The representations and warranties set forth in Article III of the Credit Agreement are and will be true and correct in all material respects on and as of the Second Amendment Effective Date, to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(c) As of the Second Amendment Effective Date, no Event of Default or Default shall have occurred and be continuing;

(d) The Borrower shall have paid all fees and expenses payable to the Lenders and the Administrative Agent hereunder or under any other Loan Document, including as set forth in Section 4 hereof;

(e) Each Loan Party shall have obtained all material consents necessary in connection with the transactions contemplated by this Amendment; and

(f) The Administrative Agent and the Lenders shall have received such other documents, information or agreements regarding the SemStream Transaction and the acquisition of the NGL GP Units as the Administrative Agent or the Collateral Agent may reasonably request and which are available to the Borrower after the Borrower has used commercially reasonable efforts to obtain such documents, information or agreements.

Section 3. Acknowledgment and Consent.

(a) Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

(b) Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

Section 4. Reference to and Effect on the Loan Documents

(a) This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. The Borrower agrees to pay any applicable costs and expenses incurred in connection with this Amendment in accordance with the terms set forth in the Credit Agreement, including Section 9.05 thereof.

(b) Except as specifically amended above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery, effectiveness and performance of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose.

(d) Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

Section 5. Execution in Counterparts

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6. Governing Law

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF, THE STATE OF NEW YORK.

Section 7. Headings

Section and Subsection headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 8. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 9. Severability

The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

Section 10. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 11. Waiver of Jury Trial

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

Section 12. Jurisdiction

Each of the parties to this Amendment hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

SEMGROUP CORPORATION
as Borrower

By:	/s/ Deborah S. Fleming
Name: Deborah S. Fleming
Title: Vice President and Treasurer

SEMGROUP EUROPE HOLDING, L.L.C. as Guarantor
By:	SEMGROUP CORPORATION, as sole member

By:	/s/ Deborah S. Fleming
Name: Deborah S. Fleming
Title: Vice President and Treasurer

SEMOPERATING G.P., L.L.C. as Guarantor
By:	SEMGROUP CORPORATION, as sole member

By:	/s/ Deborah S. Fleming
Name: Deborah S. Fleming
Title: Vice President and Treasurer

[Second Amendment to Credit Agreement Signature Page]

SEMCRUDE, L.P.
as Guarantor
By:	SEMOPERATING G.P., L.L.C., as general partner
By: SEMGROUP CORPORATION, as sole member

By:	/s/ Deborah S. Fleming
Name: Deborah S. Fleming
Title: Vice President and Treasurer

SEMCRUDE PIPELINE, L.L.C. as Guarantor
By:	SEMCRUDE, L.P., as sole member
By:	SEMOPERATING G.P., L.L.C., as general partner
By: SEMGROUP CORPORATION, as sole member

By:	/s/ Deborah S. Fleming
Name: Deborah S. Fleming
Title: Vice President and Treasurer

SEMSTREAM, L.P. as Guarantor
By: SEMOPERATING G.P., L.L.C., as general partner
By: SEMGROUP CORPORATION, as sole member

By:	/s/ Deborah S. Fleming
Name: Deborah S. Fleming
Title: Vice President and Treasurer

[Amendment to Credit Agreement Signature Page]

SEMGAS, L.P. as Guarantor
By: SEMOPERATING G.P., L.L.C., as general partner
By: SEMGROUP CORPORATION, as sole member

By:	/s/ Deborah S. Fleming
Name: Deborah S. Fleming
Title: Vice President and Treasurer

SEMCANADA, L.P. as Guarantor
By: SEMOPERATING G.P., L.L.C., as general partner
By: SEMGROUP CORPORATION, as sole member

By:	/s/ Deborah S. Fleming
Name: Deborah S. Fleming
Title: Vice President and Treasurer

SEMCANADA II, L.P. as Guarantor
By: SEMOPERATING G.P., L.L.C., as general partner
By: SEMGROUP CORPORATION, as sole member

By:	/s/ Deborah S. Fleming
Name: Deborah S. Fleming
Title: Vice President and Treasurer

[Amendment to Credit Agreement Signature Page]

SEMMATERIALS, L.P.
as Guarantor
By: SEMOPERATING G.P., L.L.C., as general partner
By: SEMGROUP CORPORATION, as sole member

By:		/s/ Deborah S. Fleming
Name: Deborah S. Fleming
Title: Vice President and Treasurer

SEMMEXICO, L.L.C. as Guarantor
By: SEMMATERIALS, L.P., as sole member

	By:	SEMOPERATING G.P., L.L.C., as general partner
By: SEMGROUP CORPORATION, as sole member

By:		/s/ Deborah S. Fleming
Name: Deborah S. Fleming
Title: Vice President and Treasurer

[Amendment to Credit Agreement Signature Page]

THE ROYAL BANK OF SCOTLAND plc,
as Administrative Agent

By:	/s/ Eric E. Stoerr
Name: Eric E. Stoerr
Title: Authorized Signatory

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ Eric E. Stoerr
Name: Eric E. Stoerr
Title: Authorized Signatory

Barclays Bank PLC, as a Lender

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

[Amendment to Credit Agreement Signature Page]

BNP PARIBAS,
as a Lender

By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

By:	/s/ J. Christopher Lyons
Name: J. Christopher Lyons
Title: Managing Director

Citibank N.A., as a Lender

By:	/s/ John F. Miller
Name: John F. Miller
Title: Attorney-in-Fact

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Chris Chapman
Name: Chris Chapman
Title: Director

By:	/s/ Antonio Alvarez
Name: Antonio Alvarez
Title: Director

[Amendment to Credit Agreement Signature Page]

BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ John Frazell
Name: John Frazell
Title: Director

Natixis, as a Lender

By:	/s/ Carlos Quinteros
Name: Carlos Quinteros
Title: Managing Director

By:	/s/ Timothy Polvado
Name: Timothy Polvado
Title: Senior Managing Director

BOKF, NA D/B/A BANK OF OKLAHOMA, as a Lender

By:	/s/ Linda J. Bridges
Name: Linda J. Bridges
Title: Commercial Lending Officer

[Amendment to Credit Agreement Signature Page]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ Michel Kermarrec
Name: Michel Kermarrec
Title: Vice President

By:	/s/ Louis Prieur
Name: Louis Prieur
Title: Vice President

[Amendment to Credit Agreement Signature Page]